Exhibit 99.1

Contacts:

Media Contact	Investor Contact
Lucy Millington	Brian Denyeau
AspenTech	ICR
+1 781-221-6419	+1 646-277-1251
lucy.millington@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the Third Quarter of Fiscal 2020

Bedford, Mass. - May 6, 2020 - Aspen Technology, Inc. (NASDAQ: AZPN), the asset optimization software company, today announced financial results for its third quarter of fiscal year 2020 ended March 31, 2020.

“AspenTech’s third quarter results reflected strong demand trends through the first two months of the quarter, before the uncertainty and impact of the COVID-19 pandemic led to more cautious customer buying behavior,” said Antonio Pietri, President and Chief Executive Officer of Aspen Technology. “While the near-term market environment will likely continue to be challenging, we believe we are well-positioned to navigate current conditions based on the mission critical nature of our products and solutions, the value they create in our customer’s operations, our durable business model, and strong balance sheet.”

Pietri continued, “As a management team we are focused on the health and safety of our employees and continuing to provide the support our customers need during these challenging times.”

Third Quarter Fiscal 2020 and Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $575 million at the end of the third quarter of fiscal 2020, which increased 9.3% compared to the third quarter of fiscal 2019 and 1.9% sequentially.

•	AspenTech repurchased approximately 452,000 shares of its common stock for $50 million in the third quarter of fiscal 2020.

Summary of Third Quarter Fiscal Year 2020 Financial Results

AspenTech’s total revenue of $132 million included:

•
License revenue, which represents the portion of a term license agreement allocated to the initial license, was $78.6 million in the third quarter of fiscal 2020, compared to $98.5 million in the third quarter of fiscal 2019.

•
Maintenance revenue, which represents the portion of the term license agreement related to on-going support and the right to future product enhancements, was $45.2 million in the third quarter of fiscal 2020, compared to $41.9 million in the third quarter of fiscal 2019.

•	Services and other revenue was $8.2 million in the third quarter of fiscal 2020, compared to $7.6 million in the third quarter of fiscal 2019.

For the quarter ended March 31, 2020, AspenTech reported income from operations of $46.2 million, compared to income from operations of $70.8 million for the quarter ended March 31, 2019.

Net income was $43.5 million for the quarter ended March 31, 2020, leading to net income per share of $0.64, compared to net income per share of $0.88 in the same period last fiscal year.

Non-GAAP income from operations was $55.3 million for the third quarter of fiscal 2020, compared to non-GAAP income from operations of $78.3 million in the same period last fiscal year. Non-GAAP net income was $50.8 million, or $0.74 per share, for the third quarter of fiscal 2020, compared to non-GAAP net income of $67.5 million, or $0.96 per share, in the same period last fiscal year. These non-GAAP results add back the impact of stock-based compensation expense, amortization of intangibles and acquisition-related fees. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and cash equivalents of $192.2 million and total borrowings, net of debt issuance costs, of $431.3 million at March 31, 2020.

During the third quarter, the company generated $81.4 million in cash flow from operations and $81.2 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs, and other nonrecurring items, such as acquisition-related payments.

Business Outlook

Based on information as of today, May 6, 2020, Aspen Technology is issuing the following guidance for fiscal year 2020:

•	Annual spend growth of 7-9% year-over-year

•	Free cash flow of $230 to $260 million

•	Total bookings of $540 to $590 million

•	Total revenue of $550 to $582 million

•	GAAP total expense of $338 to $343 million

•	Non-GAAP total expense of $300 to $305 million

•	GAAP operating income of $211 to $239 million

•	Non-GAAP operating income of $249 to $277 million

•	GAAP net income of $187 to $209 million

•	GAAP net income per share of $2.72 to $3.05

•	Non-GAAP net income per share of $3.16 to $3.48

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing Aspen Technology’s business. As the result of adoption of new licensing models, management believes that a number of Aspen Technology’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing Aspen Technology’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track Aspen Technology’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

Aspen Technology will host a conference call and webcast today, May 6, 2020, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the third quarter fiscal year 2020 as well as the company’s business outlook. The live dial-in number is (866) 471-3828 or (678) 509-7573, conference ID code 6055266. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of Aspen Technology’s website, http://ir.aspentech.com/events-and-presentations, and clicking on the “webcast” link. A replay of the call will be archived on Aspen Technology’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 6055266, through May 13, 2020.

About Aspen Technology

Aspen Technology (AspenTech) is a global leader in asset optimization software. Its solutions address complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modeling expertise with artificial intelligence. Its purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets safer, greener, longer and faster. Visit AspenTech.com to find out more.

Forward-Looking Statements

The second and third paragraphs of this press release as well as the Business Outlook section contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation: delays or reductions in demand for AspenTech solutions due to the COVID-19 pandemic; AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the process or other capital-intensive industries and due to the drop in demand for oil due to the COVID-19 pandemic, compounded by the excess supply arising from producers’ failure to agree on production cuts; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software, including due to the significant drop in oil prices arising from drop in demand due to the COVID-19 pandemic and producers’ failure to agree on production cuts; risks of foreign operations or transacting business with customers outside the United States; risks of competition and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2020 Aspen Technology, Inc. AspenTech, aspenONE, asset optimization and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
	(Dollars in Thousands, Except per Share Data)
Revenue:
License	$78,562	$98,493	$229,929	$255,616
Maintenance	45,230	41,878	134,094	125,955
Services and other	8,235	7,613	26,827	21,005
Total revenue	132,027	147,984	390,850	402,576
Cost of revenue:
License	1,881	1,658	5,550	5,142
Maintenance	4,778	4,962	14,339	14,241
Services and other	9,046	7,740	26,560	22,943
Total cost of revenue	15,705	14,360	46,449	42,326
Gross profit	116,322	133,624	344,401	360,250
Operating expenses:
Selling and marketing	28,354	27,410	86,046	80,532
Research and development	23,576	20,520	68,694	61,893
General and administrative	18,219	14,863	54,525	46,246
Total operating expenses	70,149	62,793	209,265	188,671
Income from operations	46,173	70,831	135,136	171,579
Interest income	8,173	6,835	24,577	21,389
Interest expense	(3,207)	(2,350)	(9,368)	(6,328)
Other (expense), net	(352)	(34)	(217)	(485)
Income before income taxes	50,787	75,282	150,128	186,155
Provision for income taxes	7,266	13,695	22,048	27,286
Net income	$43,521	$61,587	$128,080	$158,869
Net income per common share:
Basic	$0.64	$0.89	$1.88	$2.26
Diluted	$0.64	$0.88	$1.86	$2.23
Weighted average shares outstanding:
Basic	67,806	69,423	68,122	70,286
Diluted	68,482	70,160	68,906	71,142

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in Thousands, Except Share and Per Share Data)

	March 31, 2020	June 30, 2019
	(Dollars in Thousands, Except Share Data)
ASSETS
Current assets:
Cash and cash equivalents	$192,172	$71,926
Accounts receivable, net	61,865	47,784
Current contract assets	273,390	294,193
Prepaid expenses and other current assets	13,061	12,628
Prepaid income taxes	1,170	2,509
Total current assets	541,658	429,040
Property, equipment and leasehold improvements, net	6,307	7,234
Computer software development costs, net	988	1,306
Goodwill	133,906	78,383
Intangible assets, net	44,211	33,607
Non-current contract assets	338,437	325,510
Contract costs	26,564	24,982
Operating lease right-of-use assets	34,213	—
Deferred tax assets	1,920	1,669
Other non-current assets	1,844	1,334
Total assets	$1,130,048	$903,065

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,058	$5,891
Accrued expenses and other current liabilities	34,425	54,594
Current operating lease liabilities	6,331	—
Income taxes payable	13,120	14,952
Current borrowings	135,163	220,000
Current deferred revenue	43,046	25,318
Total current liabilities	236,143	320,755
Non-current deferred revenue	15,402	19,573
Deferred income taxes	159,433	159,071
Non-current operating lease liabilities	32,991	—
Non-current borrowings, net	296,167	—
Other non-current liabilities	4,798	10,381
Commitments and contingencies (Note 17)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of March 31, 2020 and June 30, 2019 Issued and outstanding— none as of March 31, 2020 and June 30, 2019	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 103,868,904 shares at March 31, 2020 and 103,642,292 shares at June 30, 2019 Outstanding— 67,598,889 shares at March 31, 2020 and 68,624,566 shares at June 30, 2019	10,387	10,365
Additional paid-in capital	760,454	739,099
Retained earnings	1,388,064	1,259,984
Accumulated other comprehensive (loss) income	(7,292)	336
Treasury stock, at cost—36,270,015 shares of common stock at March 31, 2020 and 35,017,726 shares at June 30, 2019	(1,766,499)	(1,616,499)
Total stockholders’ equity	385,114	393,285
Total liabilities and stockholders’ equity	$1,130,048	$903,065

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
	(Dollars in Thousands)
Cash flows from operating activities:
Net income	$43,521	$61,587	$128,080	$158,869
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,549	2,014	7,028	6,063
Reduction in the carrying amount of right-of-use assets	3,267	—	6,518	—
Net foreign currency losses	345	(295)	183	23
Stock-based compensation	7,299	6,254	24,133	21,454
Deferred income taxes	(372)	(2,373)	(382)	(49,847)
Provision for (benefit from) bad debts	2,127	(353)	3,391	474
Other non-cash operating activities	208	124	423	341
Changes in assets and liabilities:
Accounts receivable	(11,889)	12,281	(16,428)	(4,183)
Contract assets	30,777	14,531	8,256	(27,397)
Contract costs	(692)	(1,279)	(1,522)	(3,825)
Lease liabilities	(3,444)	—	(6,840)	—
Prepaid expenses, prepaid income taxes, and other assets	(433)	(1,543)	(2,201)	201
Accounts payable, accrued expenses, income taxes payable and other liabilities	2,353	(4,738)	(20,752)	32,980
Deferred revenue	5,765	3,829	13,701	17,983
Net cash provided by operating activities	81,381	90,039	143,588	153,136
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(143)	(26)	(1,111)	(206)
Payments for business acquisitions, net of cash acquired	(241)	—	(74,460)	—
Payments for equity method investments	(319)	—	(319)	—
Payments for capitalized computer software costs	(71)	(905)	(141)	(1,094)
Net cash used in investing activities	(774)	(931)	(76,031)	(1,300)
Cash flows from financing activities:
Issuance of shares of common stock	2,650	1,415	5,364	5,881
Repurchases of common stock	(49,757)	(76,759)	(150,621)	(224,182)
Payments of tax withholding obligations related to restricted stock	(2,395)	(2,262)	(8,246)	(11,916)
Deferred business acquisition payments	(4,600)	(500)	(4,600)	(1,700)
Proceeds from borrowings	86,000	—	215,163	50,000
Payments of debt issuance costs	(79)	—	(3,533)	—
Net cash provided by (used in) financing activities	31,819	(78,106)	53,527	(181,917)
Effect of exchange rate changes on cash and cash equivalents	(740)	162	(838)	(492)
Increase (decrease) in cash and cash equivalents	111,686	11,164	120,246	(30,573)
Cash and cash equivalents, beginning of period	80,486	54,428	71,926	96,165
Cash and cash equivalents, end of period	$192,172	$65,592	$192,172	$65,592
Supplemental disclosure of cash flow information:
Income taxes paid, net	$6,611	$21,296	$26,359	$39,123
Interest paid	3,054	2,187	8,246	5,728
Supplemental disclosure of non-cash activities:
Change in purchases of property, equipment and leasehold improvements included in accounts payable and accrued expenses	$7	$5	$(89)	$10

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

Change in repurchases of common stock included in accounts payable and accrued expenses	243	(1,759)	(621)	818
Lease liabilities arising from obtaining right-of-use assets	6,802	—	11,626	—

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
Total expenses
GAAP total expenses (a)	$85,854	$77,153	$255,714	$230,997
Less:
Stock-based compensation (b)	(7,299)	(6,254)	(24,133)	(21,454)
Amortization of intangibles	(1,864)	(1,157)	(4,741)	(3,380)
Acquisition related fees	—	(15)	(78)	(8)

Non-GAAP total expenses	$76,691	$69,727	$226,762	$206,155

Income from operations
GAAP income from operations	$46,173	$70,831	$135,136	$171,579
Plus:
Stock-based compensation (b)	7,299	6,254	24,133	21,454
Amortization of intangibles	1,864	1,157	4,741	3,380
Acquisition related fees	—	15	78	8

Non-GAAP income from operations	$55,336	$78,257	$164,088	$196,421

Net income
GAAP net income	$43,521	$61,587	$128,080	$158,869
Plus:
Stock-based compensation (b)	7,299	6,254	24,133	21,454
Amortization of intangibles	1,864	1,157	4,741	3,380
Acquisition related fees	—	15	78	8
Less:
Income tax effect on Non-GAAP items (c)	(1,924)	(1,559)	(6,080)	(5,217)

Non-GAAP net income	$50,760	$67,454	$150,952	$178,494

Diluted income per share
GAAP diluted income per share	$0.64	$0.88	$1.86	$2.23
Plus:
Stock-based compensation (b)	0.10	0.08	0.35	0.30
Amortization of intangibles	0.03	0.02	0.07	0.05
Acquisition related fees	—	—	—	—
Less:
Income tax effect on Non-GAAP items (c)	(0.03)	(0.02)	(0.09)	(0.07)

Non-GAAP diluted income per share	$0.74	$0.96	$2.19	$2.51

Shares used in computing Non-GAAP diluted income per share	68,482	70,160	68,906	71,142

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
Free Cash Flow
GAAP cash flow from operating activities	$81,381	$90,039	$143,588	$153,136
Purchase of property, equipment and leasehold improvements	(143)	(26)	(1,111)	(206)
Payments for capitalized computer software development costs	(71)	(905)	(141)	(1,094)
Acquisition related payments	—	16	1,264	27
Free Cash Flow	$81,167	$89,124	$143,600	$151,863

(a) GAAP total expenses
	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
Total costs of revenue	$15,705	$14,360	$46,449	$42,326
Total operating expenses	70,149	62,793	209,265	188,671
GAAP total expenses	$85,854	$77,153	$255,714	$230,997

(b) Stock-based compensation expense was as follows:
	Three Months Ended March 31,		Nine Months Ended March 31,
	2020	2019	2020	2019
Cost of maintenance	$343	$379	$1,104	$916
Cost of services and other	450	366	1,477	1,038
Selling and marketing	1,472	1,228	4,228	3,687
Research and development	2,082	1,518	6,193	5,451
General and administrative	2,952	2,763	11,131	10,362
Total stock-based compensation	$7,299	$6,254	$24,133	$21,454

(c) The income tax effect on non-GAAP items for the three and nine months ended March 31, 2020 and 2019, respectively, is calculated utilizing the Company's statutory tax rate of 21 percent.